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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): MAY 20, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





         DELAWARE                      1-12202                  93-1120873
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)



           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                     68154-5200
(Address of principal executive offices)                        (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

PUBLIC OFFERING OF COMMON UNITS

         Northern Border Partners, L.P. (the "Partnership") entered into an Underwriting Agreement dated May 20, 2003 among the Partnership, Northern Border Intermediate Limited Partnership, Citigroup Global Markets Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc. and RBC Dain Rauscher Inc. (the "Underwriting Agreement"), with respect to the issue and sale by the Partnership of 2,250,000 common units representing limited partner interests ("Common Units") in the Partnership in an underwritten public offering (the "Offering"). The Partnership has granted the underwriter an option to purchase up to 337,500 additional Common Units to cover any over-allotments. The Offering of the Common Units is made under the Partnership's shelf registration statements on Form S-3 (Registration Nos. 333-101469 and 333-72323) (the "Registration Statements"), as supplemented by the Prospectus Supplement dated May 20, 2003 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. The Underwriting Agreement and the opinion of Andrews & Kurth L.L.P. attached as exhibits hereto relate to the Offering and are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No. and Description of Exhibit

         1    -- Underwriting  Agreement dated May 20, 2003 among Northern
                 Border Partners, L.P., Northern Border Intermediate Limited Partnership, Citigroup Global Markets Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc. and RBC Dain Rauscher Inc.

         5    -- Opinion of Andrews & Kurth L.L.P. regarding the validity of the securities issued.

         23.1 -- Consent of Andrews & Kurth L.L.P. (included in Exhibit 5).

         99   -- Press Release issued by Northern Border Partners, L.P.
                 announcing the issue and sale of 2,250,000 common units representing limited partnership interests.


ITEM 9.  REGULATION FD DISCLOSURE

Attached as Exhibit 99 is a copy of a press release, dated May 21, 2003, announcing Northern Border Partners, L.P.'s launch of a public offering of 2,250,000 units representing limited partner interests, with an over-allotment option of 337,500 units.

In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTHERN BORDER PARTNERS, L.P.


                                     By: /s/ Jerry L. Peters
                                        ---------------------------------------
                                        Jerry L. Peters
                                        Chief Financial and Accounting Officer

Dated:  May 20, 2003


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                                  EXHIBIT INDEX


  1    --   Underwriting Agreement dated May 20, 2003 among Northern Border
            Partners, L.P., Northern Border Intermediate Limited Partnership,
            Citigroup Global Markets Inc., UBS Warburg LLC, A.G. Edwards & Sons,
            Inc. and RBC Dain Rauscher Inc.

  5    --   Opinion of Andrews & Kurth L.L.P. regarding the validity of the securities.

 23.1  --   Consent of Andrews & Kurth L.L.P. (included in Exhibit 5).

 99    --   Press Release issued by Northern Border Partners, L.P. announcing the issue and sale of 2,250,000 common units representing limited partnership interests.